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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 28, 2000


                                 Sheldahl, Inc.
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             (Exact name of Registrant as specified in its charter)


           Minnesota                0-45                 41-0758073
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(State or other jurisdiction     (Commission           (I.R.S. Employer
      of incorporation)          File Number)         Identification No.)


       1150 Sheldahl Road
       Northfield, Minnesota                                55057
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (507) 663-8000



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Item 1.  Changes in Control of Registrant

Merger

         On December 28, 2000, Sheldahl, Inc., a Minnesota corporation ("Sheldahl" or the "Company"), acquired all of the outstanding securities of International Flex Technologies, Inc. ("IFT") for approximately 9.7 million shares of Sheldahl's common stock, $.25 par value ("Common Stock") under the terms of a previously announced definitive merger agreement, as amended, (the "Merger Agreement") by and among Sheldahl, IFT West Acquisition Company, a newly formed subsidiary of Sheldahl ("West"), International Flex Holdings, Inc., the sole shareholder and operating company of IFT ("Holdings"), and the stockholders of Holdings (the "Stockholders"). Under the terms of the Merger Agreement, West merged with and into Holdings, with Holdings surviving and becoming a wholly-owned subsidiary of Sheldahl (the "Merger"). As consideration for the Merger, holders of outstanding shares of Holdings' common stock, Class A Stock, Class B Stock and Series A Preferred Stock received shares of Sheldahl Common Stock. Holdings' option holders and warrant holder received equivalent options and a warrant to purchase shares of Sheldahl Common Stock. The total number of shares of Sheldahl Common Stock to be issued, including shares to be issued upon exercise of options and warrants, is 9.7 million.

         The Merger Agreement is incorporated herein by reference as Exhibits
2.0 and 2.1 hereto. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Common Stock and Series G Investment

         Concurrent with consummating the Merger, Sheldahl completed the previously announced equity investment pursuant to an amended stock purchase agreement (the "Stock Purchase Agreement") by and among Sheldahl, and three accredited investors including Morgenthaler Venture Partners V, L.P. ("Morgenthaler V"), and Ampersand IV Limited Partnership and Ampersand IV Companion Fund Limited Partnership (collectively the "Ampersand Funds"). Under the terms of the Stock Purchase Agreement, Morgenthaler V and the Ampersand Funds (the "Investors") collectively invested an aggregate of $25.0 million in equity capital in exchange for approximately 9.8 million shares of Sheldahl Common Stock and 11,303 shares of a newly created 11.06% Series G Convertible Preferred Stock of Sheldahl, par value $1.00 per share (the "Series G Stock"), such shares being convertible in the aggregate into approximately 8.1 million shares of Sheldahl Common Stock (the "Equity Investment"). The cash used by the Investors to complete the Equity Investment came from the liquid assets of the Investors.

         The Series G Stock is convertible into shares of the Company's Common Stock at any time. Each holder of the Series G Stock is entitled to convert each share of Series G Stock into that number of shares of Common Stock that equals $1,000 plus accrued dividends divided by the Conversion Price. The Conversion Price is $1.40 per share and is subject to adjustment from time-to-time under certain customary anti-dilution provisions. The Series G Stock is entitled to 11.06%


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dividends, payable annually. For a period of twenty-four (24) months from the date of issuance, Sheldahl is obligated to pay the dividend in shares of its Common Stock at a Dividend Conversion Price of $1.625, as adjusted from time-to-time under customary anti-dilution provisions. Thereafter, Sheldahl may pay the dividend in shares of its Common Stock, or, at its option, cash. One year of dividends at the Dividend Conversion Price would equate to approximately 769,300 shares.

         The Series G Stock is subordinate to the Company's Series D, E and F Convertible Preferred Stock with regard to payment of dividends and proceeds upon liquidation. Upon a liquidation of all of the assets of Sheldahl, the holders of the Series G Stock would be entitled to receive $25.0 million plus any accrued but unpaid dividends less the market value of the shares of Common Stock purchased under the Stock Purchase Agreement and retained by the holders of the Series G Stock following the adoption of a plan of liquidation, provided that any shares of Common Stock purchased under the Stock Purchase Agreement may be turned into the Company for cancellation at the election of the holders of the Series G Stock. The Company may require holders of the Series G Stock to convert to Common Stock provided that the Company's Common Stock trades at certain pre-set price levels.

         The Stock Purchase Agreement and the Certificate of Designation for the Series G Stock, are incorporated herein by reference as Exhibits 4.0, 4.1 and
4.2 hereto. The foregoing description of the Stock Purchase Agreement and the Series G Stock does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Subordinated Notes and Warrant Purchase Investment

         Concurrent with consummating the Merger and Equity Investment, Sheldahl consummated the previously announced debt investment pursuant to an amended and restated subordinated notes and warrant purchase agreement (the "Debt Agreement") by and among Sheldahl, Morgenthaler V, the Ampersand Funds and Molex Incorporated, Sheldahl's largest shareholder ("Molex"). Under the terms of the Debt Agreement, Morgenthaler V, the Ampersand Funds and Molex (the "Purchasers") purchased $6.5 million of 12% Senior Subordinated Notes ("Notes") and related warrants (the "Warrants") (the "Debt Investment"). In addition, the Purchasers collectively received Warrants to purchase 1,526,814 shares of Sheldahl Common Stock. The Warrants issued under the Debt Agreement are exercisable at $.01 per share and are exercisable for seven years from the date of issuance. The cash used by the Purchasers to complete the Debt Investment came from the liquid assets of the Purchasers.

         The Debt Agreement, the Notes and Warrants issued thereunder, are incorporated herein by reference as Exhibits 4.3 through 4.11 hereto. The foregoing description of the Debt Agreement, the Notes and the Warrants does not purport to be complete and is qualified in its entirety by reference to such Exhibits.


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Registration Rights

         Under the Merger Agreement, the Stock Purchase Agreement and the Debt Agreement, the Company granted Morgenthaler V, the Ampersand Funds, the Stockholders of Holdings and Molex certain registration rights. The registration rights cover all shares of Common Stock issued or issuable to the Stockholders of Holdings, the Investors and Purchasers (i) under the Merger Agreement and the Stock Purchase Agreement, (ii) upon conversion of shares of the Series G Stock,
(iii) as accrued dividends on the Series G Stock, and (iv) upon exercise of the Warrants. The Company is obligated to file a shelf Registration Statement on or before nine (9) months after the closing date of the Merger, Equity Investment and the Debt Investment and to use its best efforts to have a such Registration Statement declared effective as promptly as possible thereafter, but in any event prior to the first anniversary of the closing date of the Merger, the Equity Investment and the Debt Investment.

         The Registration Rights Agreement between the Company and the Investors and Purchasers specifying the terms of the registration rights is incorporated herein by reference as Exhibit 4.12 hereto. The foregoing description of the Registration Rights does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Governance Agreement

         Concurrent with the closing of the Merger, the Equity Investment and the Debt Investment (collectively, the "Transactions"), Sheldahl entered into a governance agreement by and among it and Morgenthaler V, the Ampersand Funds and Sound Beach Technology Partners, LLC, a former IFT stockholder ("Sound Beach") (collectively, the "Parties") establishing the terms and conditions regarding
(i) future purchases and sales of the Company's securities, and (ii) the Parties' relationship with the Company (the "Governance Agreement"). Molex is not a party to the Governance Agreement.

         Under the terms of the Governance Agreement, until the third anniversary of the closing of the Transactions, the Parties and their respective affiliates are restricted from beneficially owning any Sheldahl securities in excess of that issued or issuable (i) in the Merger, (ii) under the Stock Purchase Agreement, (iii) upon conversion of the Series G Stock, (iv) issuable in respect of dividends due on the Series G Stock, and (v) upon exercise of the Warrants issued under the Debt Agreement. The Parties are also restricted from doing a business combination or proxy solicitation during the same period. This restriction does not include, however, acquiring securities directly from the Company or making business combination or tender offer proposals to the Company or conducting a proxy solicitation in response to the same made by third parties.

         Also under the terms of the Governance Agreement, for one year from the date of the closing of the Transactions, the Parties are restricted from transferring any of their shares of Common Stock, Series G Stock and Warrants, other than to their Affiliates or Associates. At any time prior to the third


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anniversary of the closing of the Transactions, any transferees of such parties, other than a partner or a member of a Party, must become a signatory to the Governance Agreement. After one year, any of the Parties that is an investment fund may distribute its shares to its partners and members.

         The terms of the Governance Agreement also require that the initial composition of Board of Directors of Sheldahl after the closing of the Transactions be comprised of (i) three continuing directors from Sheldahl (each a "Continuing Director"), (ii) the director appointed by Molex (the "Molex Director"), and (iii) three directors nominated by Morgenthaler V, the Ampersand Funds and Sound Beach. The number of directors which may be nominated by Morgenthaler V, the Ampersand Funds and Sound Beach will be reduced as their collective ownership in the Company is reduced. The terms of the Governance Agreement require that the identity of directors to stand for election by the Company's shareholders or to fill vacancies on the Board of Directors be determined by a nominating committee of the Board of Directors (the "Nominating Committee"). For the first regular meeting of the Company's shareholders subsequent to the closing of the Transactions, the Nominating Committee is to be comprised of one director appointed by Morgenthaler V, the Ampersand Funds and Sound Beach together, one Continuing Director and the Molex Director.

         In the event the Company desires to enter into a transaction with any of the holders of the Series G Stock or their affiliates, the Governance Agreement requires that such transaction must be approved by a majority vote of the Board of Directors, excluding any Series G Director who is a party to or otherwise has an interest in the transaction.

         Without the consent of Morgenthaler V and the Ampersand Funds, the Company may not authorize or enter into any agreement relating to a merger, sale or lease of substantially all of the Company's assets, set the number of directors at a number other than seven (7), subject to an amendment to the Company's Bylaws to reduce the current number of directors from nine (9) to seven (7), or repurchase or redeem any equity securities of the Company, as long as such Party continues to hold at least 15% of the shares of Common Stock issued or issuable to it pursuant to the Transactions.

         The Governance Agreement between the Company and the Parties is incorporated herein by reference as Exhibit 4.13 hereto. The foregoing description of the Governance Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Investment Banker Warrant

         As part of its compensation as the Company's investment banker and in connection with its representation of Sheldahl in the consummation of the Transactions, US Bancorp Piper Jaffray received a warrant to purchase 175,000 shares of the Company's Common Stock (the "Piper Warrant"). The Piper Warrant is exercisable for seven years at the price of approximately $2.77 per share. The Piper Warrant is incorporated herein by reference as Exhibit 4.14 hereto. The foregoing description of such amendment does not purport to be complete and is qualified in its entirety by reference to such Exhibit.


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Post Transactions Ownership
         After completion of all the Transactions, the parties that acquired securities in the Transactions (the "Parties") collectively hold securities representing ownership of approximately 60% of Sheldahl on a fully diluted basis (assuming conversion of all Sheldahl convertible securities).

         On a beneficial basis, calculated in conformance with Rule 13d-1 of the Securities Exchange Act of 1934, as amended, the Parties have the approximate ownership as follows:

         o Morgenthaler V owns or has the right to acquire 18,968,549 shares of Sheldahl Common Stock, representing 51.75% of Sheldahl.

         o The Ampersand Funds owns or has the right to acquire 5,533,314 shares of Sheldahl Common Stock, representing 16.67% of Sheldahl.

         o Molex owns or has the right to acquire 3,835,020 shares of Sheldahl Common Stock, representing 11.32% of Sheldahl.

         o Sound Beach owns or has the right to acquire 2,679,405 shares of Sheldahl Common Stock, representing 8.76% of Sheldahl.

         o Other former Stockholders of Holdings collectively own or have the right to acquire 955,088 shares of Sheldahl Common Stock, representing 3.08% of Sheldahl.

         Reference should be made to future filings by such parties for a full description of their holdings of Sheldahl securities.

Item 2.  Acquisition or Disposition of Assets

         See description of the Transactions in Item 1. above.

Item 5.  Other Events

         In connection with the consummation of the Transactions, Edward L. Lundstrom and Jill D. Burchill resigned their positions with the Company. Donald
R. Friedman, former Chief Executive Officer of IFT, was appointed Chief Executive Officer ("CEO") of Sheldahl and Peter Duff, former Chief Financial Officer of IFT, was appointed Vice President - Finance of Sheldahl. In addition, three members of Sheldahl's Board of Directors, James E. Donaghy, Gerald E. Magnuson and Edward L. Lundstrom resigned their positions as directors and were replaced by John D. Lutsi (Chairman), Stuart A. Auerbach and Donald R. Friedman.

         Subsequent to the consummation of the Transactions, Sheldahl reorganized its business and created two divisions for their operations. Sheldahl's Micro Products operations have been combined with the former IFT operations in Endicott, New York and will be called the International Flex Technologies ("IFT") Division. The second business unit consisting primarily of Sheldahl's Northfield operations will be called the Sheldahl Materials and Flex Interconnect ("MFI") Division.


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Donald R. Friedman, in addition to serving as Sheldahl's CEO, will become acting
President of the IFT Division. William E. Offenberg has been appointed President of the Sheldahl MFI Division.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (A)      Financial Statements of Business Acquired

         To be provided by amendment in accordance with Item 7(a)(4) of Form
8-K.

         (B)      Pro Forma Financial Information

         To be provided by amendment in accordance with Item 7(a)(4) of Form
8-K.

         (C)      Exhibits

                  Exhibit 2.0 Agreement and Plan of Merger dated November 10, 2000 among Sheldahl Inc., IFT West Acquisition Company, International Flex Holdings, Inc., and the stockholders of International Flex Holdings, Inc. (incorporated by reference from Exhibit 2.0 of Sheldahl's Form 8-K filed November 13, 2000)

                  Exhibit 2.1 Amendment No. 1 to Agreement and Plan of Merger among Sheldahl Inc., IFT West Acquisition Company, International Flex Holdings, Inc., and the stockholders of International Flex Holdings, Inc.

                  Exhibit 3.0   Bylaws of Sheldahl, Inc., as amended.

                  Exhibit 4.0 Stock Purchase Agreement dated November 10, 2000 among Sheldahl, Inc. and the individuals and entities listed on Exhibit A thereto. (incorporated by reference from Exhibit 4.0 of Sheldahl's Form 8-K filed November 13, 2000).

                  Exhibit 4.1 First Amendment to Stock Purchase Agreement among Sheldahl, Inc. and the individuals and entities listed on Exhibit A thereto.

                  Exhibit 4.2 Certificate of Designation, Preferences and Rights of Series G Convertible Preferred Stock.

                  Exhibit 4.3 Amended and Restated Subordinated Notes and Warrant Purchase Agreement among Sheldahl, Inc. and the entities listed on Schedule I thereto.

                  Exhibit 4.4 Note to Morgenthaler Venture Partners V, L.P. issued under Subordinated Notes and Warrant Purchase Agreement

                  Exhibit 4.5 Note to Ampersand IV Limited Partnership issued under Subordinated Notes and Warrant Purchase Agreement

                  Exhibit 4.6 Note to Ampersand IV Companion Fund Limited Partnership issued under Subordinated Notes and Warrant Purchase Agreement

                  Exhibit 4.7 Note to Molex Incorporated issued under Subordinated Notes and Warrant Purchase Agreement


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                  Exhibit 4.8   Warrant of Morgenthaler Venture Partners V, L.P.
                                issued under Subordinated Notes and Warrant
                                Purchase Agreement

                  Exhibit 4.9 Warrant of Ampersand IV Limited Partnership issued under Subordinated Notes and Warrant Purchase Agreement

                  Exhibit 4.10 Warrant of Ampersand IV Companion Fund Limited Partnership issued under Subordinated Notes and Warrant Purchase Agreement

                  Exhibit 4.11 Warrant of Molex Incorporated issued under Subordinated Notes and Warrant Purchase Agreement

                  Exhibit 4.12 Registration Rights Agreement among Sheldahl, Inc. and the individuals listed on Exhibit A hereto.

                  Exhibit 4.13 Governance Agreement among Sheldahl, Inc. and the individuals and entities listed on the signature pages thereto.

                  Exhibit 4.14  Warrant of U.S. Bancorp Piper Jaffray

                  Exhibit 4.15  Warrant of Dublind Investments, LLC

                  Exhibit 99.0  Press Release of December 19, 2000.

                  Exhibit 99.1  Press Release of December 21, 2000.

                  Exhibit 99.2  Press Release of December 29, 2000.

                  Exhibit 99.3  Press Release of January 11, 2001.

Item 8. Change in Fiscal Year

         Subsequent to the Merger of IFT and Sheldahl, on January 5, 2001 Sheldahl's Board of Directors determined that it would be in the best interests of the Company going forward to change its fiscal year end to the Friday closest to December 31 of each year beginning with December 29, 2000. Accordingly, Sheldahl will be filing a Form 10-K within 90 days of December 29, 2000 for such transition. Sheldahl currently anticipates that it will hold a meeting of its shareholders in the second quarter of 2001 and will file a notice of and proxy statement for such meeting as required under the Securities Exchange Act of 1934, as amended.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       Sheldahl, Inc.



                                       By  /s/ Donald R. Friedman
                                         ---------------------------------------
                                         Donald R. Friedman, President and
                                         Chief Executive Officer
Dated: January 12, 2001


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